July 30, 1999

To: Shareholders of the Hilliard Lyons Growth Fund

  The Hilliard Lyons Growth Fund reported strong results for the second quarter of 1999. The Fund's total return was 6.92% which was comparable to the increase in the Standard & Poor's 500 stock index (+7.6%), the benchmark we use to track our performance. For the six month period, the Fund was up 6.7%, lagging behind the index which had gained 12.38% for the first half of 1999.

  In the 12 months ending June 30, the Fund was up 16.6% and has achieved annualized returns of 23.9% and 23.2% for the past three and five year periods. We are pleased to have exceeded one of our fundamental goals which is to earn mid-teens returns and to do so with a disciplined style that is always mindful that there is risk as well as riches for the common stock investor. There is no organizational news to report on the Fund. Shareholders should benefit, however, from additional analytical power and some structural alterations in the research process initiated at the Hilliard Lyons Investment Management Group, the Fund's advisor. These changes will help us penetrate more deeply into the opportunities that interest us and to produce more of them.

Markets at Mid-Year

  We were pleased that investor interest broadened in the second quarter to produce some good gains in long-laungishing stocks. As has been widely reported, the last two years have produced an inordinate focus on large companies which are the industry leaders and important to own in order to match the performance of the Standard & Poor's Index. Stock prices of many smaller, less visible companies had lagged despite the good results in their business operations. Many such companies had outstanding stock price gains in the second quarter, and the Hilliard Lyons Growth Fund was and continues to be a beneficiary of this change in the market's point of view. There were several developments in the market place which allowed us to eliminate or reduce investments which had not developed as we had hoped. These changes left us with a 20% cash position at the end of the quarter. At this writing, that position has been whittled down to 14%, and we would expect to have more than 90% of the money employed in stocks in relatively short order. Despite the long bull market, we are still finding good opportunities to employ our funds.

  There was a mini inflation scare in the second quarter caused by a bulge in oil prices which filtered through the reported index numbers. Also, in the first and second quarters, tax refunds, extra spending power from refinanced mortgages and the wealth effect of rising stock prices generated scary statistics which reflected ebullient consumer behavior. These factors appear to be dying down and a sharp rise in interest rates has, at least temporarily, run out of gas. Financial stocks performed poorly against a backdrop of rising inflationary expectations. Opportunities may well develop in this sector.

The Beauty Contest

  Some months ago we were amused to see the written commentary of an experienced money manager begin with the sentence "Well, everybody's in the pool now." It's true. Investing in stocks is the national pastime. Naturally, with so many people involved, all kinds of eccentricities and pockets of weird behavior have developed. And it's not just individuals playing the funny games. The pros love it too. We close this quarter's commentary with another quote from our
                                                            Continued . . . . .

favorite financial commentator, (long dead) John Maynard Keynes. Commenting on markets in 1936 Lord Keynes wrote,

  "Or, to change the metaphor slightly, professional investment may be likened to those newspaper competitions in which the competitors have to pick out the six prettiest faces from a hundred photographs, the prize being awarded to the competitor whose choice most nearly corresponds to the average preferences of the competitors as a whole; so that each competitor has to pick, not those faces which he himself finds prettiest, but those which he thinks likeliest to catch the fancy of the other competitors, all of whom are looking at the problem from the same point of view. It is not a case of choosing those which, to the best of one's judgement, are really the prettiest, now even those which average opinion genuinely thinks the prettiest. We have reached the third degree where we devote our intelligences to anticipating what average opinion expects the average opinion to be. And there are some, I believe, who practise the fourth, fifth and higher degrees."

  The Fund's asset value has tripled since its inception 7 1/2 years ago. Perhaps not the breathless pace of the Internet, but hardly a shabby result. We are pleased with the outstanding companies we hold, and, being substantial shareholders ourselves, look forward with confidence to extending our record of solid long term returns.

                                           /s/ Donald F. Kohler
                                           DONALD F. KOHLER
                                           Chairman

                                           /s/ Samuel C. Harvey
                                           SAMUEL C. HARVEY
                                           President

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 1999

COMMON STOCKS -- 83.0%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
      BASIC INDUSTRY -- 4.0%
      ----------------------------------------------------------------------
 126,000  Sigma-Aldrich Corp..........................   $ 4,467,812 $ 4,339,125
                                                         ----------- -----------
                                                           4,467,812   4,339,125
      CAPITAL GOODS -- 7.7%
      ----------------------------------------------------------------------
 162,000  Dover Corp. ................................     3,907,898   5,670,000
  21,000  General Electric Co. .......................       415,030   2,373,000
   6,000  Nordson Corp. ..............................       261,750     367,500
                                                         ----------- -----------
                                                           4,584,678   8,410,500
      CONSUMER DURABLE -- 7.3%
      ----------------------------------------------------------------------
 123,000  Donaldson Inc. .............................     1,723,497   3,013,500
  91,000  Harley-Davidson Inc. .......................     2,328,822   4,948,125
                                                         ----------- -----------
                                                           4,052,319   7,961,625
      CONSUMER NON-DURABLE -- 11.4%
      ----------------------------------------------------------------------
  86,900* Bush Boake Allen Inc. ......................     2,453,933   2,541,825
  50,000  Gillette Co. ...............................     1,842,220   2,050,000
  84,000  Estee Lauder Cos. Inc. LLA .................     2,142,569   4,210,500
 142,000  Mattel Inc. ................................     4,136,020   3,754,125
                                                         ----------- -----------
                                                          10,574,742  12,556,450
      FINANCIAL -- 28.8%
      ----------------------------------------------------------------------
  57,500  American International Group Inc. ..........     2,261,730   6,731,094
      86* Berkshire Hathaway Inc. ....................     4,513,480   5,925,400
 221,000  Cincinnati Financial Corp. .................     4,930,565   8,301,313
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   4,205,000
  18,000  Fifth Third Bancorp ........................       272,000   1,198,125
  52,312  Synovus Financial Corp. ....................       294,615   1,039,701
  50,000  Wachovia Corp. .............................     3,586,468   4,278,125
                                                         ----------- -----------
                                                          17,462,137  31,678,758
      HEALTH CARE -- 6.6%
      ----------------------------------------------------------------------
  26,500  Allergan Inc. ..............................       596,668   2,941,500
  44,000  Johnson & Johnson...........................     1,360,355   4,312,000
                                                         ----------- -----------
                                                           1,957,023   7,253,500


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 1999

                                                                       Market
 Shares  Company                                            Cost        Value
 ------- -------                                            ----       ------
      RETAIL & SERVICES -- 13.7%
      ----------------------------------------------------------------------

 134,400 Brady WH Co. CL A ...........................     3,102,125   4,368,000
  59,000 Gannett Inc. ................................     2,760,857   4,211,125
  86,000 G & K Services Inc. CL A ....................     2,875,470   4,504,250
  68,000 Walgreen Co. ................................       281,335   1,997,500
                                                         ----------- -----------
                                                           9,019,787  15,080,875
      TECHNOLOGY -- 3.5%
      ----------------------------------------------------------------------

  89,500 Teleflex Inc ................................     3,331,983   3,887,656
                                                         ----------- -----------
                                                           3,331,983   3,887,656
         Total Common Stocks..........................   $55,450,481 $91,168,489

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.5%
--------------------------------------------------------------------------------

  Principal                                      Purchase Maturity    Market
   Amount    Description                          Yield     Date      Value
 ----------- -----------                         -------- -------- ------------
 $19,235,000 Federal Home Loan Bank...........    4.664%  07/01/99 $ 19,235,000
                                                                   ------------
             Total U.S. Government Agency
             Obligations
             (Cost -- $19,235,000)............                       19,235,000
                                                                   ------------
             TOTAL INVESTMENTS (Cost --
              $74,685,481) (100.5%)...........                     $110,403,489
                                                                   ============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 June 30, 1999

ASSETS:
Investments at market value:
 Common stocks (cost $55,450,481)................................ $ 91,168,488
 U.S Government Agency Obligations at value (amortized cost
  $19,235,000)...................................................   19,235,000
                                                                  ------------
  Total investments..............................................  110,403,488
Cash.............................................................        3,215
Receivables:
 Dividends.......................................................       74,658
 Capital shares sold.............................................      157,979
Prepaid expenses.................................................       11,091
                                                                  ------------
  Total Assets................................................... $110,650,431
                                                                  ============
LIABILITIES:
 Investments payable............................................. $    408,100
 Due to advisor -- Note C........................................      209,064
 Capital shares redeemed.........................................       85,164
 Accrued expenses................................................      123,754
                                                                  ------------
  Total Liabilities..............................................      826,082
                                                                  ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 3,120,040 shares issued and outstanding)........................        3,120
Paid-in surplus..................................................   72,659,533
Accumulated undistributed net realized gain on investments.......    1,326,611
Net unrealized appreciation on investments.......................   35,718,007
Accumulated undistributed net investment income -- Note B........      117,078
                                                                  ------------
  Total Capital (Net Assets).....................................  109,824,349
                                                                  ------------
  Total Liabilities and Capital.................................. $110,650,431
                                                                  ============
Net assets
 Investor A shares............................................... $ 96,200,307
 Investor B shares...............................................   13,624,042
                                                                  ------------
                                                                  $109,824,349
                                                                  ============
Shares of capital stock
 Investor A shares...............................................    2,730,112
 Investor B shares...............................................      389,928
                                                                  ------------
                                                                     3,120,040
Net asset value
 Investor A shares -- redemption price per share................. $      35.24
 Investor B shares -- offering price per share*.................. $      34.94
                                                                  ============
Maximum sales charge (Investor A)................................         4.75%

Maximum offering price per share (100%/(100%-maximum sales
 charge) of net asset
 value adjusted to nearest cent) (Investor A).................... $      37.00
                                                                  ============

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     For the six months ended June 30, 1999

INVESTMENT INCOME:

  Dividends........................................................ $  439,523
  Interest.........................................................    394,427
                                                                    ----------
    Total investment income........................................    833,950

EXPENSES:

  Management fees -- Note C........................................    438,653
  12b-1 expenses (Investor A) -- Note C............................     75,664
  12b-1 expenses (Investor B) -- Note C............................     60,582
  Custodian fees...................................................     27,150
  Audit fees.......................................................     19,600
  Transfer agent fees (Investor A).................................     35,240
  Transfer agent fees (Investor B).................................     24,900
  Directors' fees..................................................     16,135
  Insurance expense................................................      9,948
  Legal fees.......................................................      7,835
  Shareholder reports..............................................      8,275
  Filing fees......................................................     11,195
  Trade association................................................      1,808
                                                                    ----------
                                                                       736,985
                                                                    ----------
Waiver of management fees by Adviser -- Note C..................... (   21,826)
    Total expenses.................................................    715,159
                                                                    ----------
      Net investment income........................................    118,791

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain on investments -- Note B.......................  1,340,117
  Change in unrealized appreciation on investments.................  5,517,141
                                                                    ----------
    Net gain on investments........................................  6,857,258
                                                                    ----------
      Net increase in net assets resulting from operations......... $6,976,049
                                                                    ==========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the six   For the year
                                                    months ended     ended
                                                      June 30,    December 31,
                                                        1999          1998
                                                    ------------  ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:

  Net investment income............................ $    118,791  $    484,708
  Net realized gain on investments.................    1,340,117     2,054,232
  Net change in unrealized appreciation on
   investments.....................................    5,517,141     7,796,808
                                                    ------------  ------------
    Net increase in net assets from operations.....    6,976,049    10,335,748

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

  Net investment income............................           (0)     (449,910)
  Net realized gain on investments.................   (1,364,109)   (1,803,844)
                                                    ------------  ------------
    Total distributions............................   (1,364,109)   (2,253,754)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM*:

  In excess of net investment income...............           (0)     ( 37,291)
  Net realized gain on investments.................     (179,778)     (193,153)
                                                    ------------  ------------
    Total distributions............................     (179,778)     (230,444)

FROM CAPITAL SHARE TRANSACTIONS:

  Proceeds from 42,966 and 74,534 shares issued in
   reinvestment of dividends, respectively.........    1,509,397     2,422,891
  Proceeds from 389,473 and 1,360,496 shares sold,
   respectively....................................   13,124,675    42,878,738
  Cost of 243,401 and 432,675 shares repurchased,
   respectively ...................................   (8,343,617)  (13,467,505)
                                                    ------------  ------------
    Net increase in net assets from capital share
     transactions..................................    6,290,455    31,834,124
                                                    ------------  ------------
      Total increase in net assets.................   11,722,617    39,685,674

NET ASSETS:
  Beginning of period..............................   98,101,732    58,416,058
                                                    ------------  ------------
  End of period (includes undistributed net
   investment income of $117,078 and distributions
   in excess of net investment income of $1,713,
   respectively)................................... $109,824,349  $ 98,101,732
                                                    ============  ============


* For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998

                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 43,438 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1999 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the six months ended June 30, 1999, (for Class B share investors) the waiver of the management fee amounted to $21,826.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing. J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $413,288 during the six months ended June 30, 1999. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 493,223 shares of the Fund as of June 30, 1999.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $750 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the six months ended June 30, 1999, purchases and proceeds from sale of investment securities (excluding short-term securities) were $10,102,407 and $8,543,225, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 1999, the gross unrealized appreciation and depreciation on investments was $36,228,589 and $510,582, respectively, resulting in net unrealized appreciation of $35,718,007.

NOTE E -- CAPITAL TRANSACTIONS

                                                      For the six  For the year
                                                      months ended    ended
                                                        June 30,   December 31,
                                                          1999         1998
                                                      ------------ ------------
      CAPITAL TRANSACTIONS:
      Investor A Shares:
        Proceeds from shares issued..................  $9,163,851  $33,687,452
        Dividends reinvested.........................   1,331,705    2,196,708
        Shares redeemed..............................  (7,636,380) (13,188,919)
                                                       ----------  -----------
        Change in net assets from Investor A share
         transactions................................  $2,859,176  $22,695,241
                                                       ==========  ===========
      *Investor B shares:
        Proceeds from shares issued..................  $3,960,824  $ 9,191,286
        Dividends reinvested.........................     177,692      226,183
        Shares redeemed..............................  (  707,237) (   278,586)
                                                       ----------  -----------
        Change in net assets from Investor B share
         transactions................................  $3,431,279  $ 9,138,883
                                                       ==========  ===========
      SHARE TRANSACTIONS:
      Investor A shares:
        Issued.......................................     271,820    1,070,524
        Reinvested...................................      37,876       67,549
        Redeemed.....................................  (  222,410) (   423,897)
                                                       ----------  -----------
        Change in Investor A shares..................      87,286      714,176
                                                       ==========  ===========
      *Investor B shares:
        Issued.......................................     117,653      289,972
        Reinvested...................................       5,090        6,985
        Redeemed.....................................  (   20,991) (     8,778)
                                                       ----------  -----------
        Change in Investor B shares..................     101,752      288,179
                                                       ==========  ===========

*For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                  Investor B                                     Investor A
                           -----------------------------     ------------------------------------------------------------
                                                               For the
                           For the six                           six
                             months         Period from        months
                              ended          April 20,          ended
                            June 30,          1998* To        June 30,
                              1999          December 31,        1999          For the Year Ended December 31,
                           (UNAUDITED)          1998         (UNAUDITED)   1998        1997        1996        1995
                           -----------      ------------     -----------  -------     -------     -------     -------
Net asset value:
 Beginning of period.....     $33.33           $32.63           $33.49     $30.29      $22.95      $20.20      $15.98
                             -------           ------          -------    -------     -------     -------     -------
Net investment income....      (0.06)           (0.02)            0.05       0.20        0.12        0.11        0.15
Net realized and
 unrealized gain on
 investments.............       2.17             1.57             2.20       3.89        9.13        3.92        4.82
                             -------           ------          -------    -------     -------     -------     -------
Total from investment
 operations..............       2.11             1.55             2.25       4.09        9.25        4.03        4.97
                             -------           ------          -------    -------     -------     -------     -------
Less dividends from:
 Net investment income...      (0.00)           (0.00)           (0.00)     (0.18)      (0.12)      (0.11)      (0.15)
Realized gains...........      (0.50)           (0.71)           (0.50)     (0.71)      (1.79)      (1.17)      (0.60)
In excess of net
 investment income.......      (0.00)           (0.14)           (0.00)     (0.00)      (0.00)      (0.00)      (0.00)
Total distributions .....      (0.50)           (0.85)           (0.50)     (0.89)      (1.91)      (1.28)      (0.75)
                             -------           ------          -------    -------     -------     -------     -------
Net asset value:
 End of period ..........     $34.94           $33.33           $35.24     $33.49      $30.29      $22.95      $20.20
                             =======           ======          =======    =======     =======     =======     =======
Total Investment Return
 (Excludes sales charge).       6.33%            4.82%***         6.73%     13.58%      40.41%      19.98%      31.10%
                            1994
                           -----------
Net asset value:
 Beginning of period.....   $15.69
                           -----------
Net investment income....     0.12
Net realized and
 unrealized gain on
 investments.............     0.29
                           -----------
Total from investment
 operations..............     0.41
                           -----------
Less dividends from:
 Net investment income...    (0.12)
Realized gains...........    (0.00)
In excess of net
 investment income.......    (0.00)
Total distributions .....    (0.12)
                           -----------
Net asset value:
 End of period ..........   $15.98
                           ===========
Total Investment Return
 (Excludes sales charge).     2.60%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................       2.05%(f)**       2.05%(e)**       1.30%**    1.25%(e)    1.30%(d)    1.58%(c)    1.75%(b)
Ratio of net investment
 income to average net
 assets..................       (.43%)(f)**      (.23%)(e)**       .31%**     .64%(e)     .49%(d)     .52%(c)     .82%(b)
Portfolio turnover
 rate (g)................       9.78%           18.15%            9.78%     18.15%      22.20%      18.79%      27.50%
Net assets,
 end of period
 (000s omitted)..........    $13,624           $9,604          $96,200    $88,498     $58,416     $35,628     $28,259
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................     1.75%(a)
Ratio of net investment
 income to average net
 assets..................      .68%(a)
Portfolio turnover
 rate (g)................    20.10%
Net assets,
 end of period
 (000s omitted)..........  $20,476

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(e) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(f) Net of voluntary management fee waiver by the Advisor for B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets for B share investors would have been 2.43% and (0.80%), respectively, for the six months ended June 30, 1999.
(g) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.
*  Commencement of B shares
** Annualized
*** Not annualized

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


                [HILLIARD LYONS GROWTH FUND LOGO APPEARS HERE]


                      ----------------------------------

                               Semi-Annual Report
                                 June 30, 1999
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania
19428-2961
(610) 260-6533

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                               SEMI-ANNUAL REPORT
                                 June 30, 1999

599973